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                                                                      EXHIBIT 10


                                Briggs and Morgan
                            Professional Association
                                 2400 IDS Center
                          Minneapolis, Minnesota 55402
                            Telephone (612) 334-8400

                                January 15, 1999

Bremer Investment Funds, Inc.
P.O. Box 1956
St. Cloud, Minnesota  56302

Gentlemen:

     Reference is made to the Registration Statement on Form N-1A (Securities Act Reg. No. 333-15969 and Investment Company Act Reg. No. 811-7919) the ("Registration Statement") of Bremer Investment Funds, Inc., (the "Company"), relating to the registration of an indefinite number of shares of the Company's Common Stock, par value $.0001 per share.

     We have acted as counsel to the Company in connection with the proposed issuance by the Company of its Class C Common Stock, which will represent shares of the Legacy Minnesota Municipal Bond Fund (the "Shares"). We have examined and relied upon copies of the Registration Statement and upon originals, or copies certified to our satisfaction, of such corporate records, documents, certificates and other instruments as in our judgment were necessary or appropriate to enable us to render the opinion set forth below.

     Based on the foregoing, we are of the opinion that the Shares have been duly authorized, and when issued by the Company in the manner set forth in the Registration Statement, will be legally issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 4 of the Registration Statement and to the references to our firm in the Prospectus and Statement of Additional Information included in such amendment to the Registration Statement.

                                           Very truly yours,

                                           BRIGGS AND MORGAN,
                                           Professional Association



                                           By /s/ Christopher C. Cleveland
                                              ---------------------------------
                                                  Christopher C. Cleveland